Exhibit 99.2

Toyota Business Highlights FY2025 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for March 2025 came in at 17 . 8 M units, up from March 2024 at 15 . 5 M units . • Toyota U . S . reported March 2025 sales of 231 , 335 units, an increase of 11 . 8 % on a daily selling rate (DSR) basis and 7 . 7 % on a volume basis versus March 2024 . • Toyota division posted March 2025 sales of 196 , 240 units, an increase of 10 . 7 % on a DSR basis and 6 . 6 % on a volume basis versus March 2024 . • Lexus division posted March 2025 sales of 35 , 095 units, an increase of 18 . 4 % on a DSR basis and 14 . 1 % on a volume basis versus March 2024 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 196,240 35,095 Toyota Division Lexus Division Toyota U.S. March 2025 Vehicle Sales Mar-25 Mar-24 Mar-25 Mar-24 RAV4 41,509 45,340 Camry 29,661 30,323 Tacoma 23,949 8,310 Corolla 21,495 22,328 Tundra 14,405 15,337 Toyota U.S. March Vehicles Sales Toyota Division Top 5 Models* Mar-25 Mar-24 Mar-25 Mar-24 RX 10,452 10,599 NX 7,077 6,724 TX 4,584 3,649 ES 4,020 3,799 GX 3,922 583 Toyota U.S. March Vehicles Sales Lexus Division Top 5 Models* Production (units) FY25 FY24 Japan 4,000 4,042 North America 1,958 1,976 Europe 811 846 Asia 1,790 1,876 Other‡ 490 523 Sales (units) FY25 FY24 Japan 1,991 1,993 North America 2,703 2,816 Europe 1,172 1,192 Asia 1,838 1,804 Other‡ 1,658 1,638 Units in thousands 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales March 2019 - March 2025 SAAR Toyota U.S. Sales TMC Consolidated Financial Performance FY25 FY24 Sales Revenues ¥48,036,704 ¥45,095,325 Operating income 4,795,586 5,352,934 Net income 4,789,755 5,071,421 TMC Consolidated Balance Sheet FY25 FY24 Current assets ¥37,078,676 ¥34,714,279 Receivables related to financial services, non-current 22,171,786 20,637,090 Investments and other assets 19,017,195 20,505,139 Property, plant and equipment, net 15,333,693 14,257,788 Total assets ¥93,601,350 ¥90,114,296 Liabilities ¥56,722,437 ¥54,874,958 Shareholders' equity 36,878,913 35,239,338 Total liabilities and shareholders' equity ¥93,601,350 ¥90,114,296 Yen in billions Operating Income by Geographic Region FY25 FY24 Japan ¥3,151 ¥3,484 North America 109 506 Europe 416 388 Asia 897 866 Other‡ 253 198 Elimination (29) (90) Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $1.7 billion in fiscal 2025, compared to $1.5 billion in fiscal 2024. The increase in net income for fiscal 2025 compared to fiscal 2024 was primarily due to a $1.1 billion increase in total financing revenues, a $111 million increase in investment and other income, net, a $93 million decrease in operating and administrative expense, a $90 million increase in voluntary protection contract revenues and insurance earned premiums, and a $71 million decrease in provision for credit losses, partially offset by a $1.1 billion increase in interest expense, and an $80 million increase in provision for income taxes. • We recorded a provision for credit losses of $768 million for fiscal 2025, compared to $839 million for fiscal 2024. The decrease in provision for credit losses for fiscal 2025 compared to the same period in fiscal 2024 was due to slower growth of our retail loan and dealer portfolios as well as improvements in delinquencies, partially offset by an increase in net charge - offs. • Net charge - offs as a percentage of average finance receivables increased to 0.72 percent at March 31, 2025 from 0.69 percent at March 31, 2024 and default frequency as a percentage of outstanding finance receivables contracts increased to 1.59 percent for fiscal 2025 compared to 1.25 percent for fiscal 2024. The increases in net charge - offs and default frequency were due to an increase in higher average amounts financed and economic conditions, including consumer price increases and higher interest rates which have negatively impacted some consumers' ability to make scheduled payments. Our average finance receivables loss severity per unit for fiscal 2025 decreased to $13,989 from $14,113 in fiscal 2024. The decrease in loss severity per unit is primarily due to a decrease in full balance charge - offs, partially offset by higher average amounts financed. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 2 billion to $ 18 . 0 billion during fiscal 2025 , with an average outstanding balance of $ 17 . 6 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES On April 28, 2025, Toyota reaffirmed its commitment to a Hydrogen Society at the 2025 Advanced Clean Transportation Expo, intro ducing hydrogen - related plans, investments and debuting new fuel cell technologies and products. Toyota also debuted its next - generatio n fuel cell technology in North America, the Toyota Gen 3 FC system. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Sales and Trading Contacts Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance FY24 FY25 Total financing revenues $12,144 $13,232 Income before income taxes 1,902 2,234 Net Income 1,460 1,712 Debt-to-Equity Ratio 7.2x 7.4x U.S. dollars in millions 54.4% 54.5% FY24 FY25 TMCC - Market Share 1 392 59 222 460 64 286 0 200 400 600 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened FY24 FY25 840 390 343 788 304 434 0 200 400 600 800 1000 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume FY24 FY25 0.54% 0.69% 0.72% 0.00% 0.25% 0.50% 0.75% FY23 FY24 FY25 Net Charge - offs as a Percentage of Average Finance Receivables 17.5 17.5 71.1 73.0 34.4 37.8 $0 $20 $40 $60 $80 $100 $120 $140 FY24 FY25 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper